UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

NEXIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40045	45-2518457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9119 Gaither Road
Gaithersburg, Maryland	20877
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (301) 825-9810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NEXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 11, 2023, NexImmune, Inc. (the “Company”) and Mr. John Trainer entered into a Separation Agreement (the “Separation Agreement”) in connection with Mr. Trainer’s departure, which was previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 31, 2023. Pursuant to the Separation Agreement, Mr. Trainer’s employment with the Company was terminated effective as of the close of business on September 1, 2023 (the “Separation Date”) and the Company agreed to pay Mr. Trainer an amount equal to 12 months of his base salary and an amount equal to his prorated target bonus at 40% of his base salary, both of which will be paid in a lump sum on the first regular payroll date following September 16, 2023 (the “Payment Date”). Additionally, all unvested shares of Company common stock subject to options awarded to him under the Company’s 2018 Equity Incentive Plan and 2021 Equity Incentive plan will vest as of the Separation Date. The Company will additionally reimburse Mr. Trainer his payments for COBRA health insurance benefits commencing with the first premium due date that occurs after the Payment Date and continuing for the lesser of the period of twelve months and the month in which Mr. Trainer is eligible to participate in a subsequent employer’s group health plan. Under the Separation Agreement, Mr. Trainer has provided customary broad form releases and other confidentiality covenants to the Company in connection with his departure. The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXIMMUNE, INC.

By:	/s/ Kristi Jones
Kristi Jones
Chief Executive Officer

Date: September 15, 2023

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